GENERAL INFORMATION	12 Months Ended
Dec. 31, 2024
General Information
GENERAL INFORMATION

NOTE 1: GENERAL INFORMATION

1.1 General information of the Company

The Company’s principal executive office is located in Maipú 1, Autonomous City of Buenos Aires in Argentina, which participates in the energy sector, mainly in the production of oil and gas and power generation.

In the oil and gas segment, the Company develops an important activity in gas and oil exploration and production, reaching a production level of 12.5 million m3/day of natural gas and 4.8 thousand boe/day of oil (including the production from the Gobernador Ayala area until its cession in October 2024) and maintaining 11 productive areas and 2 exploratory areas in Argentina as of December 31, 2024. Its main production blocks are located in the Provinces of Neuquén and Río Negro.

In the generation segment, the Company, directly and through its subsidiaries and joint ventures, has a 5,472 MW installed capacity as of December 31, 2024, which represents approximately 13% of Argentina’s installed capacity, and being one of the largest independent generators in the country.

In the petrochemicals segment, the Company operates 2 high-complexity plants in Argentina producing styrene, synthetic rubber and polystyrene, with a share ranging between 93% and 100%, in the domestic market.

Finally, through the holding, transportation and others segment, the Company participates in the electricity transmission and gas transportation businesses. In the transmission business, the Company jointly controls Citelec, which has a controlling interest in Transener, a company engaged in the operation and maintenance of a 22,396 km high-voltage electricity transmission network in Argentina with an 86% share in the Argentine electricity transmission market. In the gas transportation business, the Company jointly controls CIESA, which has a controlling interest in TGS, a company holding a concession for the transportation of natural gas with 9,248 km of gas pipelines in the center, west and south of Argentina, and which is also engaged in the processing and sale of natural gas liquids through the Cerri Complex, located in Bahía Blanca, in the Province of Buenos Aires, in addition to shale gas transportation and conditioning at Vaca Muerta. Additionally, the segment includes advisory services provided to related companies.

1.2 Economic context

The Company operates in an economic context which main variables are experiencing volatility as a result of political and economic events both in the domestic and international spheres.

The Argentine economy recorded a 2.1% and 1.7% accumulated decrease in the Gross Domestic Product as of the third quarter of 2024 and 2023, respectively, a 117.8% and 211.4% cumulative inflation considering the CPI and a 27.7% and 356.3% depreciation of the peso against the U.S. dollar, according to the BNA exchange rate, for fiscal years 2024 and 2023, respectively.

The context of volatility and uncertainty continues as of the date of issuance of these Consolidated Financial Statements. Although in 2024 the current Government promoted regulations aimed at economic deregulation and state reform, it is not currently possible to foresee the associated regulations’ evolution or what new measures might be announced.

The Company’s Management permanently monitors the evolution of the variables affecting its business to define its course of action and identify potential impacts on its assets and financial position.

The Company’s financial statements should be read in the light of these circumstances.